EXHIBIT 32

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to Annual Report of Intercontinental Resources, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Matthew Markin, as Principal Executive Officer and Acting Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

 the information contained in the Report fairly presents, in all material      respects, the financial condition and results of operations of the Company.

Date:  July 31, 2007

/s/ Matthew Markin

President, Chief Executive Officer,

Acting Chief Executive Officer